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                          THE DIRECTOR VARIABLE ANNUITY
                         Hartford Life Insurance Company

       Supplement Dated December 20, 1995 to the Director Variable Annuity
                          Prospectus dated May 1, 1995


The subsection of the prospectus entitled "What is HL?" is amended as follows:

Effective December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation and is no longer a subsidiary of ITT Corporation.